SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 2, 2002 (December 31, 2001)

SPECTRX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (I.R.S. Employer Identification No.)

6025 A Unity Drive, Norcross, GA (Address of principal executive offices)	30071 (Zip Code)

Registrant’s telephone number, including area code: 770-242-8723

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Press Release

Item 5. Other Events

     On December 31, 2001, SpectRx, Inc. announced that it had reached an agreement with Altea Technologies Inc. to modify its License and Joint Development Agreement with Altea and settle its arbitration dispute with Altea, as more fully described in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of businesses acquired.

           Not applicable.

     (b)  Pro Forma financial information.

           Not applicable.

     (c)  Exhibit.

         The following exhibit is filed herewith:

Exhibit No.	Exhibit Description
99.1	Press Release dated December 31, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpectRx, Inc.

Date: January 2, 2002	by:	/s/ Thomas H. Muller, Jr. Thomas H. Muller, Jr. Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated December 31, 2001